Exhibit 10.2

Electronic Cigarettes International Group, Ltd.

SECURITIES PURCHASE AGREEMENT

July 3, 2014

SECURITIES PURCHASE AGREEMENT

Electronic Cigarettes International Group, Ltd.

This Securities Purchase Agreement (this “Agreement”) is made by and between Electronic Cigarettes International Group, Ltd. (formerly known as Victory Electronic Cigarettes Corporation), a Nevada corporation (the “Company”) and Man FinCo Limited, a company incorporated as an offshore company under the regulations of the Jebel Ali Free Zone Authority with registered number 163050 and having its registered office at PO Box 9275, c/o Al Tamimi & Company, Advocates and Legal Consultants, 9th Floor, Dubai World Trade Centre, Dubai, United Arab Emirates (the “Purchaser” or the “undersigned”) in order for the Purchaser to subscribe in a private offering (the “Offering”) for  shares of the Company’s common stock, par value $0.001 (“Common Stock”), as provided herein (this Agreement and the other agreements executed and delivered by the parties at the First Closing, the “Transaction Documents”).

W I T N E S S E T H:

Whereas, subject to the terms and conditions set forth in this Agreement, and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “1933 Act”) and Regulation S promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, shares of Common Stock; and

Whereas, the Company has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-1, identified by File No. 333-195904, on May 13, 2014 (as amended from time to time, the “Form S-1”); and the Company intends to issue shares of its Common Stock thereunder in connection with a listing of the Common Stock on the Nasdaq Global Market (the “Nasdaq Offering”) at a public offering price  (the “Public Office Price”) to be set forth on the cover page of the final prospectus to be included therein or to be filed pursuant to Rule 424(b) under the 1933 Act;

Now, Therefore, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A.           General.

(1)           The undersigned hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the undersigned, 2,962,963 shares of Common Stock (the “Initial Shares”), at a purchase price of $6.75 per share or $20,000,000.25 in the aggregate (the “Purchase Price”).

(2)           In the event that the Public Offer Price is less than $7.94, the Company shall issue to the Purchaser such additional number of shares of Common Stock (the “Reset Shares”) as is equal to:

$20,000,000.25, divided by the Reset Purchase Price,

less the number of Initial Shares.

The “Reset Purchase Price” shall equal the Public Offer Price multiplied by 0.85.

The Company shall issue such Reset Shares (if any) to the Purchaser, without consideration, by no later than the fifth business day following the closing of the Nasdaq Offering.

(3)           The Company hereby grants to the Purchaser an option (the “Option”) to purchase up to such additional number of whole shares of Common Stock as is derived by dividing $40,000,000.50 by the lower of the Purchase Price and Reset Purchase Price (the “Additional Shares”).  The Purchaser may exercise the Option in whole or in part at any time prior to the first anniversary of the First Closing Date (as defined below). In the event that the Purchaser does not exercise the Option (in whole or in part) prior to such first anniversary of the First Closing Date, the Option shall thereafter remain exercisable (in whole or in part), until the second anniversary of the Closing Date, solely as to one-half of the total number of Additional Shares.

(4)           Subject to the terms and conditions of this Agreement, the closing (the “First Closing”) of the sale and purchase of the Initial Shares shall take place remotely via the exchange of documents and signatures on July 11, 2014, or such earlier date as may be mutually agreed to by the Company and the Purchaser (the “First Closing Date”).  At the First Closing:

(a)           the Company and the Purchaser shall execute and deliver the Registration Rights Agreement in the form attached hereto as Exhibit A (the “Registration Rights Agreement”);

(b)           the Company, the Purchaser and the Key Holders (as defined therein) shall execute and deliver the Voting Agreement in the form attached hereto as Exhibit B (the “Voting Agreement”);

(c)           the Company shall deliver to the Purchaser a certificate, as of the most recent practicable date, as to the corporate good standing of the Company issued by the Secretary of State of the State of Nevada;

(d)           the Company shall deliver to the Purchaser a copy of the Articles of Incorporation of the Company, as amended and in effect as of the Closing Date, certified by the Secretary of State of the State of Nevada, which have been filed by the Company with the SEC’s EDGAR system;

(e)           the Company shall deliver to the Purchasers a Certificate of the Secretary of the Company attesting as to (i) the By-laws of the Company; (ii) the signatures and titles of the officers of the Company executing this Agreement or any of the other agreements to be executed and delivered by the Company at the Closing; and (iii) resolutions of the Board of Directors of the Company, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby;

(d)           the Company shall deliver to the Purchaser a certificate of the President of the Company, dated as of the First Closing Date, confirming that the representations and warranties of the Company set forth herein are true and correct as of the First Closing Date;

(e)           Robinson Brog Leinwand Greene Genovese & Gluck P.C. and Lionel Sawyer & Collins, counsel for the Company, shall deliver to the Purchasers opinions, dated the Closing Date, in substantially the forms attached hereto as Exhibit C-1 and C-2, respectively;

(f)           the Company shall deliver to the Purchaser a copy of a certificate for the Initial Shares, registered in the name of the Purchaser, or irrevocable instructions from the Company to the Company’s transfer agent instructing the transfer agent to issue such certificate upon the First Closing; and

(g)           the Purchaser shall pay to the Company, by wire transfer of immediately available funds, or other method acceptable to the Company, the Purchase Price for the Initial Shares.

(2)           Subject to the terms and conditions of this Agreement, the closing (the “Second Closing”) of the sale and purchase of the Additional Shares (or such number of them as the Purchaser may elect to purchase) shall take place remotely via the exchange of documents and signatures on the date  (the “Second Closing Date”) five (5) Business Days following delivery to the Company by the Purchaser of a written notice of exercise of the Option, setting forth the number of Additional Shares to be purchased.  At the Second Closing:

(a)           the Company shall deliver to the Purchaser a certificate, as of the most recent practicable date, as to the corporate good standing of the Company issued by the Secretary of State of the State of Nevada;

(b)           the Company shall deliver to the Purchaser a copy of the Articles of Incorporation of the Company, as amended and in effect as of the Second Closing Date, certified by the Secretary of State of the State of Nevada, which shall have been filed by the Company with the SEC’s EDGAR system;

(c)           the Company shall deliver to the Purchaser a Certificate of the Secretary of the Company attesting as to the By-laws of the Company;

(d)           the Company shall deliver to the Purchaser a certificate of the President of the Company, dated as of the Second Closing Date, confirming that the representations and warranties of the Company set forth herein are true and correct as of the Second Closing Date;

(e)           Robinson Brog Leinwand Greene Genovese & Gluck P.C. and Lionel Sawyer & Collins, counsel for the Company, shall deliver to the Purchasers opinions, dated the Second Closing Date, in substantially the forms attached hereto as Exhibit C and C-2, respectively;

(f)           the Company shall deliver to the Purchaser a copy of a certificate for the number of Additional Shares being purchased, registered in the name of the Purchaser, or irrevocable instructions from the Company to the Company’s transfer agent instructing the transfer agent to issue such certificate upon the Closing; and

(g)           the Purchaser shall pay to the Company, by wire transfer of immediately available funds, or other method acceptable to the Company, the Purchase Price (or the Reset Purchase Price, as the case may be) for the Additional Shares being purchased.

B.           The Common Stock offered will not be registered under the 1933 Act

The undersigned acknowledges that (i) except as provided in the Registration Rights Agreement, the Common Stock will not be registered under the 1933 Act, or the securities laws of any state in the United States of America or any state, municipality, or country outside of the United States of America; (ii) absent an exemption, any transfer of the Common Stock would require registration; (iii) the shares of Common Stock are being offered for sale in reliance upon exemptions from registration contained in the 1933 Act and applicable state laws; and (iv) the Company’s reliance upon such exemption is based in part upon the undersigned’s representations, warranties and agreements contained in this Agreement.

C.           Representations, Warranties, Acknowledgements and Agreements of the Purchaser

The undersigned represents, warrants, acknowledges and covenants to the Company as follows:

(1)           The undersigned has received and carefully read the Transaction Documents and the Form S-1 (collectively, the “Offering Materials”).  In making the decision to invest in the Common Stock, the undersigned has relied solely upon the information provided by the Company in the Offering Materials.  To the extent necessary, the undersigned has discussed with its counsel the representations, warranties and agreements which the undersigned makes by signing this Agreement, the applicable limitations upon the undersigned’s resale of the Common Stock, and the risks inherent in the investment made in the Common Stock, including, without limitation, the suitability thereof, and the tax and legal consequences of this Agreement.  The undersigned has made an independent evaluation of the merits of the investment and acknowledges the high risk nature of the investment.  The undersigned disclaims reliance on any statements made or information provided by any person or entity in the course of the undersigned’s consideration of an investment in the Common Stock other than the Offering Materials.

(2)           The undersigned understands that no United States federal or state agency or any applicable foreign governmental agency has made any finding or determination regarding the fairness of the Offering, or any recommendation or endorsement of the Offering.

(3)           The undersigned is purchasing the Common Stock for the undersigned’s own account, with the intention of holding the Common Stock for investment purposes, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Common Stock; and shall not make any sale, transfer or other disposition of the Common Stock without registration under the 1933 Act and applicable state securities laws unless an exemption from registration is available under those laws.  The undersigned is not acquiring any portion of the Common Stock, or any interest therein, on behalf of another person.  No person other than the undersigned has any direct or indirect beneficial interest in the Common Stock subscribed for hereunder by the undersigned.  The undersigned is not an underwriter or dealer of the Common Stock; and is not a distributor or participating, pursuant to contractual agreement, in the distribution of the Common Stock.

(4)           The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth, and the undersigned’s investment in the Common Stock will not cause such overall commitment to become excessive.

(5)           The undersigned is not a “U.S. Person” as that term is defined in Rule 902(k)(1) of Regulation S, promulgated under the 1933 Act, and was not formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act. The Purchaser is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”) and is not a broker-dealer.  The undersigned is acquiring the Common Stock for investment purposes and has no present intention to sell the Common Stock in the United States or to a U.S. Person or for the account or benefit of a U.S. Person either now or promptly after the expiration of the “distribution compliance period.” as that term is defined in Rule 903 of Regulation S.

(6)           On the date this Agreement was executed and delivered, the undersigned was outside the United States; to the knowledge of the Purchaser, no offer to purchase the Common Stock was made in the United States; and the transactions contemplated hereby have not been and will not be pre-arranged by the undersigned with a purchaser located in the United States or who is a U.S. Person.

(7)           The undersigned will resell the Common Stock only in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration, and the undersigned shall not engage in hedging transactions with regard to the Common Stock unless in compliance with the 1933 Act.

(8)           The undersigned has been informed and understands that the Common Stock is subject to certain offering restrictions, which include the following: (A) the Common Stock is deemed to be “restricted securities” within the meaning of Rule 144 under the Act; and (B) that the Common Stock will bear a restrictive legend.

(9)           The undersigned understands that the Common Stock is being offered and issued in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying on the truth and accuracy of the representations, warranties, and agreements of the undersigned set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire the Common Stock.

(10)           The undersigned is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of receiving the Common Stock, and to make an informed decision relating thereto.

(11)           The undersigned understands that in the SEC’s view, the statutory basis for the exemption claimed for this transaction would not be available if the offering, though in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Act; and the undersigned confirms that its purchase is not part of any such plan or scheme.

(12)           The undersigned has not, and will not, engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities sold hereunder.

(13)           The undersigned, in electing to subscribe for the Common Stock hereunder, has relied solely upon the representations and warranties of the Company set forth in this Agreement and on independent investigation made by him and his representatives, if any.  The undersigned has been given no oral or written representation or assurance from the Company or any representative of the Company other than as set forth in this Agreement or in a document executed by a duly authorized representative of the Company making reference to this Agreement.  The undersigned has received answers and information in response to its investigation that it deems to be complete and satisfactory. The undersigned shall keep confidential and not disclose to any third party any and all confidential information and documents received from or on behalf of the Company.

(14)           The address shown under the undersigned’s signature at the end of this Agreement is the undersigned’s principal business address.

(15)           The undersigned acknowledges that Regulation S restricts the offer or sale of the Common Stock to a U.S. Person or for the account or benefit of a U.S. Person for a period of one year commencing on the date of closing of this offering. Rule 902(f) and Rule 903 govern the forty day distribution compliance period. In the event that multiple purchasers are accepted by the Company, the distribution compliance period shall begin only after the closing date of the offering. The undersigned understands that the Company will refuse to register any transfer of the Common Stock not made in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration, and it will instruct its transfer agent to place a stop transfer order on any certificates representing such Common Stock, which are attempted to be transferred contrary to the above conditions.

(16)           The certificates representing the Common Stock that the undersigned will receive, will contain a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO SECTION 4(A)(2) OF THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”) AND REGULATION S PROMULGATED THEREUNDER AND HAVE NOT BEEN REGISTERED UNDER THE ACT. TRANSFER OF THESE SECURITIES IS PROHIBITED EXCEPT IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION, AND HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.  THESE SECURITIES MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OF, A “U.S. PERSON” (AS THAT TERM IS DEFINED IN REGULATION S) EXCEPT IN ACCORDANCE WITH REGULATION S OR ANY OTHER APPLICABLE LAW, REGULATION OR RULE GOVERNING SUCH RESALE.”

(17)           The undersigned has been given the opportunity to ask questions of and receive answers from the Company and its executive officers concerning the business and operations of the Company and the terms, provisions, and conditions of the Offering, including, without limitation, the suitability of this investment and to obtain any such additional information and engage in such due diligence that the undersigned deems necessary or advisable to verify the accuracy of the information contained in the Offering Materials, or such other information as the undersigned desired in order to evaluate an investment in the Company; and the undersigned availed itself of such opportunity to the extent considered appropriate in order to evaluate the merits and risks of the proposed investment.

(18)           The undersigned is not subscribing for the Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting.

(19)           Unless otherwise indicated on a separate sheet of paper that details any such affiliation submitted by the undersigned to the Company along with this completed Agreement, the undersigned is not affiliated directly or indirectly with a member broker-dealer firm of the Financial Industry Regulatory Authority (“FINRA”)  as an employee, officer, director, partner or shareholder or as a relative or member of the same household of an employee, director, partner or shareholder of a FINRA member broker-dealer firm.

(20)           The undersigned understands that the Company intends to use the net proceeds from the Offering will be used to fund working capital for the Company.

D.           Representations Warranties, Acknowledgements and Agreements of the Company

In order to induce the undersigned to execute and deliver this Agreement, the Company represents, warrants, and covenants to the undersigned as follows:

(1)           The Company is a Corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.  The Company has full power and authority to own its properties and to carry on its business as currently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which such qualification is required, whether by the nature of the business conducted, property owned or otherwise, other than those jurisdictions in which the failure so to qualify or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.  “Material Adverse Effect” means any material adverse effect on the business, operations, properties, assets, condition (financial or otherwise), prospects or results of operations of the Company, taken as a whole.

(2)           The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the Offering and sale of Common Stock contemplated hereby shall, assuming the representations and warranties of the undersigned are correct, be in compliance with the exemptions from registration set forth in Regulation S and/or Section 4(a)(2) of the 1933 Act and applicable state securities “blue sky” laws, and the Company, in reliance on the representations and warranties of the undersigned, shall make all filings required to qualify for such exemptions.  No additional permit, license, exemption, consent, authorization or approval of, or the giving of any notice by the Company to, any governmental or regulatory body, agency or authority is required in order for the Company to execute, deliver and perform its obligations hereunder, which has not been made, or will not when required be made, by the Company.  No notice by the Company to any third party, and no consent or approval of any third party, of the Company’s execution, delivery and performance of this Agreement and the other Transaction Documents is required which has not been given or obtained.

(3)           The Company has the requisite power and authority to execute and deliver this Agreement and the other Transaction Documents, and perform its obligations herein and therein, and consummate the transactions contemplated hereby and thereby.  This Agreement is and each other Transaction Document will be a valid, legal and binding obligation of the Company enforceable against the Company in accordance with their respective terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).

(4)           The consummation by the Company of the transactions contemplated hereby and by the other Transaction Documents and issuance of the Common Stock will not result in any conflict with, or result in a violation or breach of any of the terms, conditions or provisions of, or constitute (with or without due notice, lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any lien upon any of the properties or assets of the Company under, (i) its Articles of Incorporation; (ii) any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other agreement or instrument to which the Company is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company is subject; or (iii) to its knowledge, any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and the rules and regulations of FINRA or by which any property or asset of the Company is bound).

(5)           The authorized capital stock of the Company (immediately prior to the Closing) consists of (i) 300,000,000 shares of Common Stock, $0.001 par value per share, of which 74,627,884 shares are issued and outstanding and 225,372,116 shares are held in the treasury of the Company, and (ii) no shares of Preferred Stock.

(6)           Except as set forth in the Form S-1 and the other reports and forms filed by the Company with the SEC, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) the Company has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right, or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or to make any other distribution in respect thereof, and (iv) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company.

(7)           There is no action, suit, proceeding, inquiry, notice of violation or investigation before or by any court, arbitrator, public board, government agency, regulatory authority, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against the Company, any officers or managers of the Company in their capacities as such, or any of their respective assets or properties.

                      (8)           The Company has made or filed all United States federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and all such returns, reports and declarations are true, correct and accurate in all material respects.  The Company has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, for which adequate reserves have been established, in accordance with GAAP.  No taxing authority has given notice of an assertion, or is threatening to assert, against the Company any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith.

(9)           The Company is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Material Contracts, and no condition exists which, with the giving of notice or the lapse of time or both, could constitute such a default, except where the consequences, direct or indirect, of such default or defaults, or condition or conditions, if any, could not reasonably be expected to have a Material Adverse Effect.  “Material Contracts” means any and all contracts or agreements to which the Company is a party and which the Company has entered into since June 25, 2013 and which are or will be filed as exhibits to the Form S-1.

(10)           The Common Stock to be issued to the undersigned pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, shall be duly authorized, validly issued, fully paid and non-assessable.

(11)           The Common Stock offered hereby is being offered pursuant to an exemption from the registration requirements of the 1933 Act and applicable state securities laws for nonpublic offerings.  To this end, the Company has not offered or sold the Common Stock to any person in the United States, or, to the best knowledge of the Company, to any identifiable groups of U.S. citizens abroad, or to any U.S. Person as that term is defined in Regulation S, nor has the Company offered or sold the Common Stock for the account or benefit of any U.S. Person.  At the time of the execution and delivery of this Agreement, the Company and/or its agents reasonably believed that the undersigned was outside the United States and was not a U.S. Person.

(12)           The Company and/or its agents believe that the transaction contemplated hereby has not been pre-arranged with a buyer in the United States.

(13)           The Company has not conducted any “directed selling efforts” as that term is defined in Rule 902 of Regulation S nor has Company conducted any general solicitation relating to the offer and sale of the Common Stock to persons resident within the United States or any other U.S. Person as that term is defined in Rule 902 of Regulation S.

(14)           As required by Regulation S, the Company must agree, and does hereby agree, that it will refuse to register any transfer of the Common Stock not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration; provided, however, that if the securities are in bearer form or foreign law prevents the Company from refusing to register securities transfers, other reasonable procedures (such as the legend described above) are implemented to prevent any transfer of the securities not made in accordance with the provisions of Regulation S.

(15)           Since June 25, 2013, the Company has filed all registration statements, forms, reports, certifications and other documents required to be filed by the Company with the SEC since it became an SEC reporting company. All such registration statements, forms, reports, certifications and other documents (including those that the Company may file after the date hereof until the Closing), including, without limitation, the Form S-1, as the same may be amended from time to time, are referred to herein as the “Company SEC Documents.”  All of the Company SEC Documents are publicly available on the SEC’s EDGAR system. Except as disclosed on the SEC’s EDGAR system, the Company SEC Documents (x) were filed on a timely basis, (y)  at the time filed, were prepared in compliance with the applicable requirements of the 1933 Act and the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents, and (z) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Company SEC Documents or necessary in order to make the statements in such Company SEC Documents, in the light of the circumstances under which they were made, not misleading.

(16)           Each of the consolidated financial statements (including, in each case, any related notes and schedules) contained or to be contained in the Company SEC Documents at the time filed (i) complied as to form with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto (including, without limitation, Regulations S-X), (ii) were prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved and at the dates involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by the SEC on Form 10-Q under the Exchange Act), and (iii) fairly presented the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods indicated, consistent with the books and records of the Company, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or will not be material in amount or effect.

(17)           Except as disclosed in the Company SEC Documents filed prior to the date of this Agreement, and except for normal and recurring liabilities incurred since the latest balance sheet included in the Company SEC Documents in the ordinary course of business, the Company does not have any liabilities, either accrued, contingent or otherwise (whether or not required to be reflected in financial statements in accordance with GAAP), and whether due or to become due that, individually or in the aggregate, are reasonably likely to have a Company Material Adverse Effect.

(18)           Except as set forth in the Company SEC Documents, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any subsidiary thereof or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Common Stock or (ii) could, if there were an unfavorable decision, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any subsidiary thereof, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty which could, if there were an unfavorable decision, reasonably be expected to result in a Material Adverse Effect.

(19)           The Company and its subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the Form S-1, as necessary or required for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any subsidiary thereof has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Except as set forth in the Form S-1, neither the Company nor any subsidiary thereof has received, since the date of the latest audited financial statements included within the Form S-1, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any person, except as could not have or reasonably be expected to not have a Material Adverse Effect. Except as set forth in the Form S-1, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(20)           There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed and could be reasonably likely to have a Material Adverse Effect.

E.           Other Agreements

(1)           Until such time as the Purchaser owns no shares of Common Stock, the Company shall timely file with the SEC all Company SEC Documents as are specified in the 1933 Act or the Exchange Act and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination. Each Company SEC Document to be filed by the Company, when filed with the SEC, will comply with all applicable requirements of the 1933 Act or the Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company to be included in each Company SEC Document to be filed by the Company will comply as to form, as of the date of its filing with the SEC, with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, will be prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by the SEC) and will fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments, which will not be material, consistent with past practices and consistently applied.

  (2)           In the event that the Purchaser shall beneficially own 5% or more of the Company’s Common Stock, the Purchaser shall agree to execute a customary lock up agreement as requested by the underwriters in connection with the Nasdaq Offering for the 180-day period following the date of the final prospectus in respect of the Nasdaq Offering.

F.           Miscellaneous

(1)            Notwithstanding the place where this Agreement may be executed by any of the parties hereto, all of the terms, provisions, and conditions hereof shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of laws principles.  Any dispute that may arise out of or in connection with this Agreement shall be adjudicated before a court located in New York City and the parties hereto submit to the exclusive jurisdiction and venue of the state and local courts of the State of New York located in New York City and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the Common Stock, and the undersigned consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the Company.

(2)           THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT, FRAUD OR OTHERWISE) IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THIS SUBSCRIPTION AGREEMENT OR THE UNDERSIGNED’S PURCHASE OF THE COMMON STOCK.

(3)           This Agreement may be executed by facsimile and in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.  Execution and delivery of this Agreement by facsimile transmission (including delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

(4)           The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(5)           If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(6)           Each Party shall be responsible for all of its out-of-pocket costs and expenses incurred with respect to this Agreement and the transactions contemplated by this Agreement.  Nevertheless, in the event that any dispute between the Parties should result in litigation or arbitration, the prevailing party in such dispute shall be entitled to seek to recover from the non-prevailing party in such dispute all reasonable fees, costs and expenses of enforcing any right of the prevailing party, including without limitation, reasonable attorney’s fees and expenses, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

(7)             This Agreement supersedes all other prior oral or written agreements among the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments and agreements referenced herein contain the entire understanding of the Parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument signed by the Company and the Purchaser, and no provision hereof may be waived other than by an instrument signed by the Party against whom enforcement is sought.

(8)           All share and per share numbers set forth herein shall be subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and similar events occurring after the date of this Agreement.

G.           Notice Provisions

Any and all notices, demands or requests required or permitted to be given under this Agreement shall be given in writing and sent, by registered or certified U.S. mail, return receipt requested, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth herein or such other addresses as they may from time-to-time designate by written notice, given in accordance with the terms of this Section E, together with copies thereof as follows:

In the case of the Company to:

Electronic Cigarettes International Group, Ltd.
1135 Apple Drive
Nunica, MI 49448

with a copy to:

Robinson Brog Leinwand Greene Genovese & Gluck P.C.
875 Third Avenue, 9th Floor
New York, New York 10022
Attention: David E. Danovitch, Esq.
Fax: (212) 980-5192

In the case of the Purchaser, to:

Man FinCo Limited
PO Box 9275
c/o Al Tamimi & Company,
Advocates and Legal Consultants
9th Floor, Dubai World Trade Centre
Dubai, United Arab Emirates

With a copy to:

MAN CAPITAL LLP
4 Grosvenor Place
London SW1X 7HJ
Telephone: +44 (0) 207 838 7311
Fax: +44 (0) 207 838 7339
Email: Nmalik@mancapllp.com

With a copy to:

WilmerHale
10 Noble Street
London EC2V 7QJ
United Kingdom
Attention:  Michael Holter
Email:  michael.holter@wilmerhale.com
Tel: +44-20-7645-2509

Notice given as provided in this Section shall be deemed effective:  (i) on the business day hand delivered (or, if it is not a business day, then the next succeeding business day thereafter), (ii) on the first business day following the sending thereof by overnight courier, receipt acknowledged, and (iii) on the seventh calendar day (or, if it is not a business day, then the next succeeding business day thereafter) after the depositing thereof into the exclusive custody of the U.S. Postal Service.  As used herein, the term business day (other than Saturday or Sunday) shall mean any day when commercial banks are open in the State of New York to accept deposits.

           IN WITNESS WHEREOF, the Parties have executed this Securities Purchase Agreement on this third day of July 2014.

PURCHASER:

MAN FINCO LIMITED

BY: /s/ Loutfy Mursour
NAME: Loutfy Mursour
TITLE: Authorized Signatory

ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD.

By: /s/ Brent David Willis
NAME: Brent David Willis
TITLE: Chief Executive Officer

Exhibit A

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of July ___, 2014, between Electronic Cigarettes International Group, Ltd. (formerly known as Victory Electronic Cigarettes Corporation), a Nevada corporation (the “Company”), and Man FinCo Limited, a company incorporated as an offshore company under the regulations of the Jebel Ali Free Zone Authority with registered number 163050 and having its registered office at PO Box 9275, c/o Al Tamimi & Company, Advocates and Legal Consultants, 9th Floor, Dubai World Trade Centre, Dubai, United Arab Emirates (the “Holder” and, collectively with its permitted successors and assigns, the “Holders”).

               This Agreement is made pursuant to the Securities Purchase Agreement by and between the Company and the Holder, dated as of July 3, 2014 (the “Purchase Agreement”).

               The Company and the Holder hereby agrees as follows:

        1.                      Definitions.

               Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

            “Advice” shall have the meaning set forth in Section 6(c).

“Commission” means the United States Securities and Exchange Commission.

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 90th calendar day following the Filing Date, and with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the 90th calendar day following the date on which an additional Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(d).

“Event Date” shall have the meaning set forth in Section 2(d).

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, the 90th calendar day following the date of this Agreement, subject to underwriter approval should the Company be involved in an underwritten public offering and if such approval is not granted then Filing Date means the 90th calendar day following the closing date of such underwritten public offering, and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.  Notwithstanding the above, the Filing Date will not be prior to such date that the registration rights granted pursuant to any existing Registration Rights Agreements of the Company have been satisfied; provided that in no event will the Filing Date be later than six (6) months after the date of this Agreement.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) all of the Common Stock issued (whether before or after the date hereof at one or more closings thereunder) to a Holder pursuant to the Purchase Agreement, and (b) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the transfer agent for the Common Stock and the affected Holders (assuming that such securities and any securities issuable as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company), as reasonably determined by the Company, upon the advice of counsel to the Company.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c) or Section 3(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 3(a).

“Trading Day” means any day on which the Nasdaq Global Market is open for trading of securities.

        2.                      Registration with the SEC.

(a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415, if applicable.  Each Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 2(e)) and shall contain (unless otherwise directed by at least 85% in interest of the Holders) substantially the “Plan of Distribution” attached hereto as Annex A.  Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the transfer agent for the Common Stock and the affected Holders (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. Eastern Time on a Trading Day. The Company shall immediately notify the Holders via facsimile or by e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement.  The Company shall, by 9:30 a.m. Eastern Time on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424.  Failure to so notify the Holder within one (1) Trading Day of such notification of effectiveness or failure to file a final Prospectus as foresaid shall be deemed an Event under Section 2(d).

(b)  Notwithstanding the registration obligations set forth in Section 2(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(e); with respect to filing on Form S-3 or other appropriate form, and subject to the provisions of Section 2(d) with respect to the payment of liquidated damages; provided, however, that prior to filing such amendment, the Company shall be obligated to use commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

(c) Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages pursuant to Section 2(d), if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the Company shall reduce or eliminate any securities to be included on such Registration Statement by any Person other than a Holder.

In the event of a cutback hereunder, the Company shall give the Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment.  In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

(d) If: (i) the Initial Registration Statement is not filed on or prior to its Filing Date (if the Company files the Initial Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) herein, the Company shall be deemed to have not satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review, or (iii) prior to the effective date of a Registration Statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within ten (10) calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for such Registration Statement to be declared effective, or (iv) a Registration Statement registering for resale all of the Registrable Securities is not declared effective by the Commission by the Effectiveness Date of the Initial Registration Statement, or (v) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (iv), the date on which such Event occurs, and for purpose of clause (ii) the date on which such five (5) Trading Day period is exceeded, and for purpose of clause (iii) the date which such ten (10) calendar day period is exceeded, and for purpose of clause (v) the date on which such ten (10) or fifteen (15) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 2.0% multiplied by the value of the Common Stock issued to a Holder pursuant to the Purchase Agreement at the time of issuance.  If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

(e) If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

3.           Registration Procedures.

               In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. Notwithstanding the above, the Company shall not be obligated to provide the Holders advance copies of any universal shelf registration statement registering securities in addition to those required hereunder, or any Prospectus prepared in connection therewith.  The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five (5) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Stockholder Questionnaire”) on a date that is not less than two (2) Trading Days prior to the Filing Date or by the end of the fourth (4th) Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its Subsidiaries), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

(d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries.

(e) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f) Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(g) Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(h)  The Company shall cooperate with any broker-dealer through which a Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by any such Holder, and the Company shall pay the filing fee required by such filing within two (2) Business Days of request therefor.

(i) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(j) If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(k) Upon the occurrence of any event contemplated by Section 3(d), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus.  The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.  The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages otherwise required pursuant to Section 2(d), for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

(l) Comply with all applicable rules and regulations of the Commission.

(m) The Company shall use its best efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.  After the Company has qualified for the use of Form S-3, the Holders shall have the right, without limiting their other rights of registration hereunder, at any time when they cannot sell their Registrable Securities without any restriction under Rule 144, to request registration on Form S-3.

(n) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

        4.                      Registration Expenses. All fees and expenses incident to the performance of or compliance with, this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any securities exchange on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) if not previously paid by the Company in connection with a prior registration, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.  In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

        5.                      Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(c), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected.  The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 6(h).

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with any applicable prospectus delivery requirements of the Securities Act through no fault of the Company or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), to the extent, but only to the extent, related to the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(c), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected.  In no event shall the liability of any selling Holder under this Section 5(b) be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

               An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless:  (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

               Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d) Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

               The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute pursuant to this Section 5(d), in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

        6.                      Miscellaneous.

(a) Remedies.  In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement.  Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to a Registration Statement.

(c) Discontinued Disposition.  By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.  The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.  The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(d).

(d) Piggy-Back Registrations. If, at any time starting on the Filing Date and during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering, including an underwritten offering, for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to any applicable underwriter cutbacks or limits as a result of the application of Rule 415; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6(d) that are eligible for resale pursuant to Rule 144 (without volume restrictions, manner of sale or current public information requirements) promulgated by the Commission pursuant to the Securities Act or that are the subject of a then effective Registration Statement covering all of the Holder’s Registrable Securities.

(e) Lock-up Agreements. In the event an underwriter in connection with an underwritten offering requests a lock-up of the securities held by shareholders of the Company, the Holders will agree to such lock-up of their shares, provided, such lock-up (i) is requested in good faith, (ii) does not exceed 180 days in respect of an initial public offering in connection with a listing of the Company’s Common Stock on the Nasdaq Global Market, or 90 days in the case of any other offering, and (iii) includes the officers and directors of the Company or its subsidiaries in similar capacities and the holders of at least 5% of the Common Stock.

(f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 51% or more of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any Security).  If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 6(f). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities.

(i) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.  Except as set forth on Schedule 6(i), neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(j) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(k) Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

(l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(o) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not asset any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder.  It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

********************

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD.

By:	/s/
Name
Title

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

HOLDER MAN FINCO LIMITED

By:	/s/
Name
Title

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the OTC Bulletin Board or any other stock exchange, market or trading facility on which the securities are traded or in private transactions.  These sales may be at fixed or negotiated prices.  A Selling Stockholder may use any one or more of the following methods when selling securities:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	a combination of any such methods of sale; or

●	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell securities under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume.  The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities.  The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities.  The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder.  In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. The Selling Stockholders have advised us that there is no underwriter or coordinating broker acting in connection with the proposed sale of the resale securities by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the securities may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect.  The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution.  In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of securities of the common stock by the Selling Stockholders or any other person.  We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

Annex B

ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of Electronic Cigarettes International Group, Ltd. (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2. Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes   ☐                      No   ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes   ☐                      No   ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes   ☐                      No   ☐

(d)
If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ☐                      No   ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Stockholder:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:                                                     Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Schedule 6(i)

The following Persons have registration rights with respect to securities of the Company:

1.	The former shareholders of Vapestick Holdings Ltd. have registration rights with respect to 6,595,500 shares of Common Stock owned by them.

2.	The former shareholders of FIN Branding Group LLC have registration rights with respect to 10,000,000 share of Common Stock owned by them.

3.	The former shareholders of Must Have Limited have registration rights with respect to 2,300,000 shares of Common Stock owned by them.

4.
The holders of the Company’s 15% Senior Secured Convertible Promissory Notes and warrants to acquire Common Stock issued in January and February 2014 have registration rights with respect to 13,516,169 shares of Common Stock issuable upon conversion or exercise of the Notes and Warrants.

5.	The holders of the Company’s 6% Senior Convertible Notes issued in April and June 2014 have registration rights with respect to 2,236,317 shares of Common Stock issuable upon conversion of the Notes.

6.
The holders of the Company’s Units (consisting of Common Stock and warrants to acquire Common Stock) issued in April and June 2014 have registration rights with respect to 789,419 shares of Common Stock and Common Stock issuable upon exercise of the warrants.

Exhibit B

VOTING AGREEMENT

This Voting Agreement (the “Agreement”) is made and entered into as of this ___ day of July 2014 (the “Effective Date”), by and among Electronic Cigarettes International Group, Ltd. (formerly known as Victory Electronic Cigarettes Corporation), a Nevada corporation (the “Company”), those certain holders of the Company’s common stock, par value $0.001 per share, (the “Common Stock”) listed on Exhibit A hereto (referred to hereinafter as the “Key Holders” and each individually as a “Key Holder”) and Man FinCo Limited, a company incorporated as an offshore company under the regulations of the Jebel Ali Free Zone Authority with registered number 163050 and having its registered office at PO Box 9275, c/o Al Tamimi & Company, Advocates and Legal Consultants, 9th Floor, Dubai World Trade Centre, Dubai, United Arab Emirates (referred to hereinafter as the “Investor”, and together with the Key Holders, the “Stockholders”).

RECITALS

WHEREAS , in connection with the purchase by the Investor of shares of the Company’s Common Stock, the Investor, the Key Holders and the Company desire to enter into this Agreement in order to provide for the future voting of shares of the Company’s capital stock as set forth below.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Key Holders and the Investor hereby agree to be bound by this Agreement, and each the parties hereto further agrees as follows:

1. VOTING.

1.1 Board of Directors.

(a) Director Elections. Each of the Key Holders shall vote any and all shares of the Company’s capital stock held by such Key Holder from time to time or over which such Key Holder has control (the “Stockholder Shares”), and shall take all other necessary or desirable actions within such Key Holder’s control (whether in such Key Holder’s capacity as a stockholder, director or officer of the Company or otherwise, subject to any applicable fiduciary duties owed to the Company), including without limitation calling meetings, attending and voting at meetings, executing a proxy to vote at any meeting, executing written consents to cause the election to the Company’s board of directors (the “Board”) of one person designated by the Investor from time to time (such person, the “Investor Designee”); provided that (i) the election of such person shall not be inconsistent with the rules of any securities exchange or trading market on which the Common Stock may then be listed for trading (any such rules, “Trading Rules”) and (ii) such person has been designated within the later of (1) six (6) months after the date of this Agreement or (2) six (6) months after the Second Closing Date (as defined in that certain Securities Purchase Agreement between the Investor and the Company, dated as of July 3, 2014).  Without limiting the generality of the foregoing, but subject to the limitations set forth above, the Key Holders agree to take such action as may be necessary, in their capacity as stockholders or directors of the Company, to nominate such designee for election by the stockholders of the Company as a director, and to cause the Board of Directors of the Company to recommend that the stockholders of the Company vote in favor of such election.

(b) Removal; Vacancy. The Key Holders agree to take such action as may be necessary, in their capacity as stockholders or directors of the Company, subject to the limitations set forth in Section 1.1(a), to remove any Investor Designee that is a member of the Board promptly after receipt of direction from the Investor that the Investor desires to have the Investor Designee removed from the Board.  In no other event (unless required by their fiduciary duty, law or Trading Rules) will the Key Holders seek the removal of an Investor Designee.  The Key Holders agree that (i) if the Investor has a right to designate a director pursuant to Section 1.1(a) to fill a vacancy on the Board, whether such vacancy existed on the date of this Agreement or resulted from the removal of such director, and (ii) the Investor provides written notice of the identity of the Investor Designee, that they shall promptly take such action consistent with the provisions of this Agreement and the Company’s Bylaws to effect the election of the Investor Designee as soon as practicable, but in any event no later than seven (7) days after written notice is provided by the Investor to the Company and the Key Holders, which action will be taken either at a subsequent stockholders’ or directors’ meeting or action by written consent of the stockholders or directors, subject to any fiduciary duties owed by such directors to the Company.

(c) No Liability for Election of Recommended Director. None of the Stockholders and no officer, director, stockholder, partner, employee or agent of any Stockholder makes any representation or warranty as to the fitness or competence of any Investor Designee to serve on the Board by virtue of such Stockholder’s execution of this Agreement or by the act of such Stockholder in voting for such nominee pursuant to this Agreement.

1.2 Observer. In the event the Investor has not designated a director pursuant to Section 1.1(a) or at any time there is a vacancy in such director position, the Investor shall have the right to appoint one observer (the “Observer”) to the Board by giving the Company no less than seven (7) days written notice thereof. The Company shall invite the Observer to attend all meetings of the Board in a nonvoting observer capacity and, in this respect, shall give the Observer copies of all notices, minutes, consents, and other materials that it provides to its directors; provided however, that the Company reserves the right to withhold any information and to exclude the Observer from any meeting or portion thereof if (i) upon the advice of counsel, the Company determines that access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel; or (ii) access to such information or attendance at such meeting would reasonably be expected to result in disclosure of highly confidential proprietary information to the Observer, the disclosure of which would reasonably be expected to adversely affect the Company’s strategic or competitive position.

1.3 Covenants of the Company. Subject to any existing fiduciary duties, the Company agrees to use all reasonable efforts to ensure that the rights granted under this Agreement are effective and that the parties to this Agreement enjoy the benefits of such rights. Such actions include, without limitation, the use of the Company’s reasonable efforts to assist in the nomination and election of the directors as provided above. Subject to any existing fiduciary duties, the Company shall not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed under this Agreement by the Company, but shall at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate, or reasonably requested by the Stockholders in order to protect the rights of the parties under this Agreement against impairment.

2. TERMINATION.

2.1 Events of Termination. This Agreement shall continue in full force and effect from the date hereof until the date on which the Investor shall hold 10% or less of the shares of Common Stock it holds on the date of this Agreement.

3. MISCELLANEOUS.

3.1 Ownership Representations and Warranties.

(a) Key Holders. Each Key Holder represents and warrants to the Investor and the Company that (i) such Key Holder is the sole owner of its Stockholder Shares, (ii) such Key Holder owns its Stockholder Shares free and clear of liens or encumbrances that would restrict such Key Holder from voting its Stockholder Shares in accordance with this Agreement, and has not, at any time on or prior to the Effective Date, executed or delivered any proxy or entered into any other voting agreement or similar arrangement with respect to its Stockholder Shares other than one which has expired or terminated prior to the Effective Date, and (iii) such Key Holder has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Key Holder enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, rehabilitation, liquidation, or similar laws now or hereafter in effect affecting creditors’ rights and remedies generally and except as the availability of equitable remedies may be limited by equitable principles of general applicability.

(b) Investor. The Investor represents and warrants to the Key Holders and the Company that (i) such Investor is the sole owner of its Stockholder Shares, and (ii) such Investor has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Investor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, rehabilitation, liquidation, or similar laws now or hereafter in effect affecting creditors’ rights and remedies generally and except as the availability of equitable remedies may be limited by equitable principles of general applicability.

3.2 Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

3.3 Governing Law. This Agreement shall be governed by, and construed under, the laws of the State of Nevada, without regard to principles of conflict of laws.

3.4 Amendment or Waiver. This Agreement may be amended or modified (or provisions of this Agreement waived either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Investor, the Company and Key Holders holding in aggregate at least a majority of all Stockholder Shares held by all Key Holders. Any amendment or waiver so effected shall be binding upon the Company, each of the parties hereto and any assignee or successor of any such party whether or not any such party, successor or assignee entered into or approved such amendment.

3.5 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties and the business agreement represented by such invalidated term, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

3.6 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

3.7 Additional Shares. In the event that subsequent to the Effective Date any shares or other securities are issued on, or in exchange for, any of the Stockholder Shares by reason of any stock dividend, stock split, combination of shares, reclassification or the like, such shares or securities shall be deemed to be Stockholder Shares for purposes of this Agreement.

3.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement. Facsimile copies hereof may be executed as counterpart originals.

3.9 No Waiver. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

3.10 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if received during normal business hours of the recipient; if not, then on the next business day, or (c) one business day after deposit with an internationally recognized overnight courier, specifying next day delivery, with verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

3.11 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings with respect thereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of the date first above written.

Addresses:
COMPANY Electronic Cigarettes International Group, Ltd. By: _______________________ Name: Title:	Electronic Cigarettes International Group, Ltd. 11335 Apple Drive Nunica, MI 49448
KEY HOLDERS Brent Willis _________________________ Name:	c/o Electronic Cigarettes International Group, Ltd. 11335 Apple Drive Nunica, MI 49448
Marc Hardgrove _________________________ Name:	c/o Electronic Cigarettes International Group, Ltd. 11335 Apple Drive Nunica, MI 49448
William Fields _________________________ Name:	c/o Electronic Cigarettes International Group, Ltd. 11335 Apple Drive Nunica, MI 49448
INVESTOR Man FinCo Limited By: _______________________ Name: Title:

EXHIBIT A

LIST OF KEY HOLDERS

Name
Brent Willis
Marc Hardgrove
William Fields